Powering Growth, Delivering Value EEI Financial Conference l November 5-7, 2017 POWERING GROWTH DELIVERING VALUE

Powering Growth, Delivering Value2 FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in Part II, Item 1A of the Pinnacle West/APS Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “electricity gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going EPS” in this presentation, which is also a non-GAAP financial measure. 2017 and 2018 on-going EPS are currently projected to be the same as 2017 and 2018 GAAP EPS, respectively. We believe on-going earnings provides investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses.

Powering Growth, Delivering Value3 PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility in the growing southwest United States Pinnacle West (NYSE: PNW) - Market Capitalization*: $9.8 billion - Enterprise Value*: $14.8 billion - Consolidated Assets: $17.0 billion - Indicated Annual Dividend*: $2.78 - Dividend Yield*: 3.2% Principal subsidiary: - Arizona Public Service Company, Arizona’s largest and longest-serving electric utility Customers: 1.2 million (89% residential) 2017 YTD Peak Demand: 7,367 MW - Previous all time high of 7,236 in July 2006 Generation Capacity: About 6,200 MW of owned or leased capacity (~8,600 MW with long-term contracts) - Including 29.1% interest in Palo Verde Generating Station, the largest nuclear plant in the U.S. - Regulated utility provides stable, regulated earnings and cash flow base for Pinnacle West * As of October 31, 2017

Powering Growth, Delivering Value4 VALUE PROPOSITION We are executing on our financial and operational objectives … Operational Excellence  Top decile safety performance among peers  APS operates the Palo Verde Generating Station  Disciplined cost management Financial Strength  Annual dividend growth target of 6%, subject to declaration at Board of Directors’ discretion  Strong credit ratings and balance sheet  Rate base growth of 6-7% (2015-2019) Leverage Economic Growth  Arizona’s long-term growth fundamentals remain largely intact, including population growth, job growth and economic development  By 2032 we expect to add 550,000 new customers1 … while also advocating to ensure Pinnacle West and Arizona have a sustainable energy future Integrating Technology to Modernize the Grid  At the forefront of utilities studying and deploying advanced infrastructure to enable reliable and cost-efficient integration of emerging technologies into the grid and with customers Taking Steps to Address Rate Design  Worked with Arizona Corporation Commission and key stakeholders to modernize rates  Comprehensive rate review agreement approved in August 2017, enabling investment in smarter, cleaner energy infrastructure Pinnacle West combines a solid foundation and a clear strategy to build shareholder value through our core utility business 1 Based on the 2017 Integrated Resource Plan filed April 10, 2017.

Powering Growth, Delivering Value5 Annual dividend growth target of 6% PERFORMANCE RESULTS Consistent performance with a robust outlook for the future $381.5 $442.0 2012 2013 2014 2015 2016 Net Income1 Strong earnings performance  Track-record of earnings growth  Favorable rate case decision in August 2017 supports revenue generation and infrastructure investment  Strong long-term fundamentals in AZ (population growth, economic development) Delivering value to our shareholders  In 2017, Pinnacle West increased its dividend for the sixth straight year with an annual dividend growth target of 6%2 $2.18 $2.27 $2.38 $2.50 $2.62 $2.78 2012 2013 2014 2015 2016 2017 2018 Dividend Growth2 2 Future dividends subject to declaration at Board of Directors’ discretion 1 In millions; “Net Income” represents Consolidated Net Income Attributable to Common Shareholders

Powering Growth, Delivering Value6 THE GRID IS EVOLVING – DRIVING NEW INVESTMENTS IN TECHNOLOGY Drivers for Change – Traditional grid built for one-way flow – Technology advancements (storage, home energy management) – Changing customer needs and demands – Proliferation of distributed solar energy, which does not align with peak The Modern Grid – New technologies to enable two-way flow – Proactive vs. reactive operations and maintenance – Modern rate structure – New ways to interact with customer – Mobility for our field personnel – Smarter, more flexible real- time system operations – Support consumer products and services – Addresses cybersecurity APS Laying Foundation for the Future – Solar R&D initiatives • Solar Partner Program • Solar Innovation Study – Smart meters fully deployed – Investing in peaking capacity upgrades (Ocotillo) – Evaluating storage/customer-cited technology • Battery pilot investments • Microgrids – Software upgrades for distribution operations and customer service – Ensuring our people have the relevant skill sets Grid stability, power quality and reliability remain the core of a sustainable electrical system. APS is at the forefront of utilities designing and planning for the next generation electric grid. New technology advances and changing customer needs are transforming the way we use the grid.

GRID INVESTMENTS

Modernizing the distribution grid with advanced technology investments – resulting in improved reliability for customers and more efficient operations

Grid Operations & Investment

$1.3 Billion from 2017-2019

Integrated Volt/ VAR Control (IVVC)



Controls regulators and capacity banks to manage power quality such as power factor and voltage.

Substation Health Monitoring



New technologies such as APS's Transformer Oil Analysis & Notification (TOAN) system leverage advances in communications and sensing to remotely monitor heath of transformers, enabling proactive maintenance actions to prevent critical failures.

Smart Meters



Strategic Fiber



Advanced Distribution Management System



Integrated operational platform. Increases efficiency and life of distribution system; improves safety and communication; increases ability to manage overall reliability; and enables Distributed Energy Resources (DER).

Supervisory Controlled Switches



Automated switches that can be controlled from Distribution Operations Center (DOC). Allows operations to manage load without sending field personnel to manually operate the switch.

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CAPITAL CORPORATION

APS MICROGRID PROJECTS COMPLETED



Data Center – North Phoenix

- Phase 1=11MW Tier 4 diesel generation
- In service December 2016
- 17 Autonomous Frequency Response events since April 2017; 1 ECC call for power event (7/19/2017)
- 50% cost share
- Customer has requested to begin Phase 2 planning
- Add 22MW; full build out will be ~60MW

Military Base – Arizona

- 22MW Tier 4 Final diesel generation
- In service December 2016
- 26 Autonomous Frequency Response events since February 2017
- One ECC call for power event (7/19/2017)
- 80% APS funded; 20% in kind consideration from customer
- Capable of adding energy storage and solar PV in future

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Powering Growth, Delivering Value9 RENEWABLE RESOURCES APS is a leader in solar Aragonne Mesa Wind 90 MW Snowflake Biomass 14 MW Glendale Landfill Biogas 2.8 MW Salton Sea Geothermal 10 MW • Solar* 1,230 MW • Wind 289 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW Owned solar includes 170 MW AZ Sun Program, 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; Distributed Generation (DG) includes 25 MW of APS owned. PPA is primarily 250 MW Solana Concentrated Solar Facility. PPA 310 MW DG 706 MW Owned 214 MW APS Solar Portfolio* Yuma Foothills Solar 35 MW * As of Third Quarter 2017 Form 10-Q – with additional 96 MW under development APS currently has 1,549 MW of renewable resources:

Powering Growth, Delivering Value10 BATTERY STORAGE Energy storage is important but will only be cost effective in niche circumstances for the next several years APS Projects – Punkin Center, Arizona: 2 X 4MWh Li-ion battery storage systems to be installed in fall 2017 in place of rebuilding 20 miles of distribution lines – Solar Innovation Study: Residential battery installations for purpose of studying ability of solar-coupled systems to lower peak energy demand – Solar Partner Program: 2 X 2MWh Li-ion battery storage systems – 1 at substation, 1 mid-feeder, for purposes of researching battery effects on grid and learning most efficient manner to operate APS Solar Partner battery system Distribution Substation Substation Storage (Feeder 1) Feeder-level Storage (Feeder 2)

Powering Growth, Delivering Value11 RESIDENTIAL SOLAR VS. APS CUSTOMER LOAD Performance at system peak 304 100 5 6,136 7,367 6,918 0 2,000 4,000 6,000 8,000 0 100 200 300 400 500 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 M W Hour Ending Residential Rooftop APS Customer Load 1-2 PM: Customer demand still increasing; rooftop solar peaks and begins to decline 5-6 PM: Between 5-6 pm, when customer demand reaches peak, rooftop solar producing at approximately 30% of total capacity 8 PM: Rooftop output near zero, but customer demand still above 6,900 MW of power On June 20th, APS customers hit “peak demand” for 2017 using more than 7,300 MW of electricity

Powering Growth, Delivering Value12 249 357 339 442 610 710 641 783 871 939 523 836 484 680 832 715 1,157 1,158 1,349 1,141 1,002 1,189 1,077 1,168 1,154 759 1,267 1,003 1,291 1,413 1,367 2,041 1,620 1,462 1,311 1,4501,469 1,591 1,864 1,991 2,525 3,876 2,267 3,962 451 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2014 Applications 2015 Applications 2016 Applications 2017 Applications * Monthly data equals applications received minus cancelled applications. As of September 30, 2017, more than 67,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling more than 523 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. RESIDENTIAL PV APPLICATIONS* 10 18 22 44 51 57 74 133 110 2009 2011 2013 2015 2017 Residential DG (MWdc) Annual Additions YTD -Sep

Powering Growth, Delivering Value13 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 1 3 5 7 9 11 13 15 17 19 21 23 Over- Generation Generation Minimum Output - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 1 3 5 7 9 11 13 15 17 19 21 23 Generation Minimum Output Over- Generation THE “DUCK CURVE” Distributed generation is changing the load shape of the grid Excess renewables creates over-generation challenges … Hour Hour … and potentially for nuclear generation in the future Current Spring Day Spring Day 2022 Nuclear Output Nuclear Output

Powering Growth, Delivering Value14 School Bus Electrification – Pilot program to electrify school busses that can charge in the middle of the day Managed EV Charging Program – Fleet, workplace and multifamily charging infrastructure – Utility controlled providing additional demand response Reverse Demand Response Pilot – Customers take advantage of negative pricing events Energy Storage Initiative Expansion – Focus on C&I energy storage and control DEMAND SIDE MANAGEMENT (DSM) 2018 DSM Plan shifts the focus to align with APS’s changing resource needs 2018 DSM Plan introduces new high value pilot programs to utilize the mid-day overproduction of energy

Powering Growth, Delivering Value15 Other Eligible Participants Secondary Customer Target Primary Customer Target Limited-Income Residential Customers and Multi-Family Dwellings Moderate-Income Residential Customers Commercial Customers Serving Limited & Moderate-Income Customers Title 1 Schools Non-Profits Rural Government APS Solar Partner Program (Installations Complete) – Installed 10 MW of APS-owned residential PV systems with advanced controllable inverters that can vary power output – 4 MWh of grid-tied battery storage on 2 of the participating feeders APS Solar Communities (Construction begins in early 2018) – Deploy utility owned photovoltaic solar generation connected directly to the distribution system – All installations will include advanced inverters, as well as full communications and control – Program spend of $10-$15 million in direct capital costs each year for the three-year program period – Program costs recovered annually through the Renewable Energy Surcharge APS SOLAR Providing more renewable energy and technology to all customers

Powering Growth, Delivering Value16 SOLAR INNOVATION STUDY Examining the integration of behind the meter advanced technologies with demand-based rates Overview – Installing APS-owned residential PV systems on 75 homes with various configurations of battery storage, load shifting, demand controls and smart thermostats connected to a cloud-based energy management system Benefits – Identify effective technology packages that can shift load and minimize grid challenges – Gain insight into customer behavior and preferences in use of ‘next generation’ demand control and load shifting technologies – Identify strategies to support sustainable growth of renewable resources – Inform rate design in development of modernized demand based residential rates Expected Timeline – Design and installation from 2016-2018 – 5-year study

Powering Growth, Delivering Value17 Peak* 8,405 MW 9,835 MW 11,410 MW Resource Reductions (Retirements, Expirations) 2017-2022 -487 MW Ocotillo steam unit retirements and Navajo contract expiration -509 MW PPA expirations 2017-2027 -872 MW Ocotillo steam unit retirements, Navajo contract expiration and Cholla coal retirement -1,120 MW PPA expirations 2017-2032 -872 MW Ocotillo steam unit retirements, Navajo contract expiration and Cholla coal retirement -1,133 MW PPA expirations Resource Additions 2017-2022 2,704 MW Natural gas generating units, short-term market purchases, DSM, microgrids, rooftop solar and storage 2017-2027 5,206 MW Natural gas generating units, short-term market purchases, DSM, microgrids, rooftop solar and storage 2017-2032 6,923 MW Natural gas generating units, short-term market purchases, DSM, microgrids, rooftop solar, storage and wind Peak Load Growth 2022 3.4% 2017-2022 20% 2027 3.1% 2017-2027 40% 2032 3.0% 2017-2032 62% RESOURCE PLANNING1 *Normal weather peak, includes planning reserves 2022 Nuclear Coal Natural Gas DSM Utility-Scale Renewable Energy Rooftop Solar Short-Term Market Purchases Storage 1 Data shown is based on the 2017 Integrated Resource Plan filed April 10, 2017. 2027 2032Reference Year 2017* Peak* 7,023 MW

Powering Growth, Delivering Value18 $221 $211 $273 $227 $79 $245 $121 $8 $220 $199 $90 $22 $102 $3 $16 $16 $127 $182 $178 $175 $388 $420 $421 $437 $87 $77 $82 $124 2016 2017 2018 2019 APS CAPITAL EXPENDITURES Capital expenditures are funded primarily through internally generated cash flow ($ Millions) $1,224 $1,337 Other Distribution Transmission Renewable Generation Environmental(1) Traditional Generation Projected $1,181 New Gas Generation(2) • The table does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $30 million in 2016, $27 million in 2017, $15 million in 2018 and $6 million in 2019. • 2017 – 2019 as disclosed in Third Quarter 2017 Form 10-Q. (1) Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q1 2018 (Unit 4) (2) Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019 $1,009

Powering Growth, Delivering Value19 OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages 751 753 734 756 775 - 785 785 - 795 37 52 38 72 55 - 65 75 - 85$788 $805 $772 $828 $830 - $850 $860 - $880 2013 2014 2015 2016 2017E 2018E* PNW Consolidated ex RES/DSM** Planned Fleet Outages * 2018 excludes impacts related to the adoption of the new accounting standard regarding the presentation of pension and postretirement benefit costs. See Notes 4 and 12 in the Third Quarter 2017 Form 10-Q for additional information. ** Excludes RES/DSM of $137 million in 2013, $103 million in 2014, $96 million in 2015, $83 million in 2016, $80 million in 2017E and $90 million in 2018E. ($ Millions)

Powering Growth, Delivering Value20 Palo Verde Generating Station − Palo Verde will continue to have two refueling outages each year (18 months cycles for each of the three units) − APS’s share of the annual planned outage expense at Palo Verde has been between $18 - $22 million per year since 2013 − Equipment testing, inspections, and plant modifications are performed during the outages that cannot be done while the unit is online −Outage duration and cost are driven by scope of planned work as well as emergent work identified during the outage Gas/Oil Plants −No planned cycles; major maintenance outages are based on run hours and/or the number of starts and overall plant condition − Increasing levels of solar generation, participation in Energy Imbalance Market, and low gas prices have resulted in increased starts Coal Plants −Major maintenance outage cycles are typically between 6 to 8 years PLANNED OUTAGE CYCLES The length of time between outages varies from plant to plant

Powering Growth, Delivering Value21 SUSTAINABILITY APS’s vision is to create a sustainable energy future for Arizona Pinnacle West and APS have adopted a strategic framework that supports our operating foundation Five critical areas of our sustainability efforts • 50% of our diverse energy mix is carbon-free • 4.9M metric tons of CO2 avoided in 2016 vs. goal of 3.5M • More than 1,000 MW of installed solar capacity • $20M saved as a result of Advanced Metering Infrastructure • Lowest OSHA recordable injuries on Company record in 2016 • $8.7M invested in security at substations to ensure reliability • 28% reduction in groundwater use in 2016 • 20B gallons of water recycled each year to cool Palo Verde • Avg. employee tenure of 13 yrs due to strong talent strategy • Almost $370M spent with diverse suppliers in 2016 Carbon Management Energy Innovation Safety & Security Water Resources People

APS TRANSMISSION

Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers


NAVAJO
FOUR CORNERS
2017
Flagstaff
CHOLLA
CORONADO
BAGDAD
TBD
MORGAN
SUN VALLEY
2018
DELANEY
WEST WING
PINNACLE PEAK
MAZATZAL
2018
LIBERTY
Phoenix
RUDD
OCOTILLO
2018
KYRENE
KNOX
JOJOBA
PALO VERDE-HASSAYAMPA
REDHAWK
SUNDANCE
DESERT BASIN
TBD
N.GILA
YUCCA
SAGUARO
Tucson
Legend
Planned lines
Existing lines
Solar potential area
Wind potential area

- 10-Year Transmission Plan filed January 2017 (115 kV and above)
  - 52 miles of new lines
  - 5 bulk transformer additions
- Also includes:
  - Sun Valley-Morgan 500kV (2018)
  - North Gila-Orchard 230kV (2021)
- 2 of 3 Projects to deliver renewable energy approved by ACC have been completed
- Transmission investment diversifies regulatory risk
  - Constructive regulatory treatment
  - FERC formula rates and retail adjustor

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Powering Growth, Delivering Value23 • Total Capacity: 4,000 MW (3 units) – APS operated – APS share: 1,146 MW – Output: 32.5 million MWh in 2015 – Approximately 2,700 employees PALO VERDE NUCLEAR GENERATING STATION Largest nuclear generating plant in the United States In Service License* Unit 1 1985 2045 Unit 2 1986 2046 Unit 3 1987 2047 * NRC approved 20-year license extensions in April 2011. Note: Each of the pressurized water reactor units has a planned refueling outage every 18 months (i.e. two total outages per year). APS shares ownership of Palo Verde with other Western utilities, but maintains sole management responsibility for the nation’s largest nuclear plant 25 Years as the nation’s largest power producer of any kind >$1B Annual budget managed solely by APS 100% Carbon-free energy

Powering Growth, Delivering Value APPENDIX

SENIOR MANAGEMENT TEAM

Our management team has more than 100 combined years of creating shareholder value in the energy industry

Don Brandt
Chairman of the Board, President and Chief Executive Officer, Pinnacle West & APS



- Joined Pinnacle West in 2002
- Elected to Pinnacle West Board and named Chairman, CEO in 2009
- Recognized industry leader with 30+ years in the nuclear and energy industries
- Vice Chairman of the Institute of Nuclear Power Operations and Chairman of the Nuclear Energy Institute

Jim Hatfield
Executive Vice President and Chief Financial Officer, Pinnacle West & APS



- Joined as SVP and CFO in 2008 from OGE Energy Corp.
- Responsible for corporate functions including finance, investor relations, and risk management
- 37+ years of financial experience in the utility and energy business

We maintain a robust pipeline of talent to serve our complex operations and facilitate effective succession planning in a highly competitive talent environment

Bob Bement succeeded Randy Edington as Chief Nuclear Officer in October 2016

Mark Schiavoni
Executive Vice President and Chief Operating Officer, APS



- Joined APS in 2009 from Exelon Corp.
- Appointed COO in 2014
- Oversees operations for non-nuclear activities
- Significant leadership experience in the energy industry

Jeff Guldner
Executive Vice President, Public Policy & General Counsel, Pinnacle West & APS



- Joined APS in 2004 from Snell & Wilmer
- Appointed EVP and GC, April 2017
- Responsible for overseeing regulatory and government affairs and legal activities
- Significant experience in public utility and energy law and regulation

Bob Bement
Executive Vice President and Chief Nuclear Officer, APS



- Joined APS in 2007 from Arkansas Nuclear One
- Promoted from SVP of Site Operations to EVP and Chief Nuclear Officer in 2016
- Responsible for all nuclear-related activities associated with Palo Verde
- Seasoned nuclear industry expert serving on several industry committees

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Powering Growth, Delivering Value26 2017 ON-GOING EPS GUIDANCE Key Factors & Assumptions as of November 3, 2017 2017 Electricity gross margin* (operating revenues, net of fuel and purchased power expenses) $2.45 – $2.50 billion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 0-1.0% higher compared to prior year taking into account effects of customer conservation, energy efficiency and distributed renewable generation initiatives • Actual weather through September; normal weather patterns remainder of year Operating and maintenance (O&M)* $830 – $850 million Other operating expenses (depreciation and amortization, taxes other than income taxes, and other miscellaneous expenses) $725 – $745 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC $65 million) $150 – $160 million Net income attributable to noncontrolling interests $20 million Effective tax rate 33% Average diluted common shares outstanding 112.6 million On-going EPS Guidance $4.15 – $4.30 * Excludes O&M of $80 million, and offsetting revenues, associated with renewable energy and demand side management programs.

Powering Growth, Delivering Value27 2018 ON-GOING EPS GUIDANCE Key Factors & Assumptions as of November 3, 2017 2018 Electricity gross margin* (operating revenues, net of fuel and purchased power expenses) $2.61 – $2.66 billion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 0.5-1.5% higher compared to prior year taking into account effects of customer conservation, energy efficiency and distributed renewable generation initiatives • Assumes normal weather Operating and maintenance (O&M)* $860 – $880 million Other operating expenses (depreciation and amortization, Four Corners SCRs and Ocotillo deferrals, taxes other than income taxes, and other miscellaneous expenses) $790 – $810 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC $55 million) $190 – $200 million Net income attributable to noncontrolling interests $20 million Effective tax rate 34% Average diluted common shares outstanding 113.2 million On-going EPS Guidance $4.25 – $4.45 * Excludes O&M of $90 million, and offsetting revenues, associated with renewable energy and demand side management programs.

FINANCIAL OUTLOOK

Key Factors & Assumptions as of November 3, 2017

Gross Margin – Customer Growth and Weather (2017-2019)

Assumption	Impact
Retail customer growth	• Expected to average about 2-3% annually • Modestly improving Arizona and U.S. economic conditions
Weather-normalized retail electricity sales volume growth	• About 0.5-1.5% after customer conservation and energy efficiency and distributed renewable generation initiatives

Gross Margin – Related to 2017 Rate Review Order

Assumption	Impact
Lost Fixed Cost Recovery (LFCR)	• Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives
Environmental Improvement Surcharge (EIS)	• Assumed to recover up to $14 million annually of carrying costs for government-mandated environmental capital expenditures (cumulative per kWh cap rate of $0.00050)
Power Supply Adjustor (PSA)	• 100% recovery • Includes certain environmental chemical costs and third-party battery storage
Transmission Cost Adjustor (TCA)	• TCA is filed each May and automatically goes into rates effective June 1 • Transmission revenue is accrued each month as it is earned.
APS Solar Communities	• Additions to flow through RES until next base rate case
Four Corners Units 4 and 5 SCRs	• 2019 step increase

Property Tax Rate Deferral: APS is allowed to defer for future recovery (or credit to customers) the Arizona property tax expense above (or below) the 2015 test year caused by changes to the applicable composite property tax rate.

Outlook Through 2019: Goal of earning more than 9.5% Return on Equity (earned Return on Equity based on average Total Shareholder's Equity for PNW consolidated, weather-normalized)

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Powering Growth, Delivering Value29 ECONOMIC INDICATORS Arizona and Metro Phoenix remain attractive places to live and do business E 0% 5% 10% 15% 20% 25% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Nonresidential Building Vacancy – Metro Phoenix Vacancy Rate Office Retail Industrial Q3 Above-average job growth in tourism, health care, manufacturing, financial services, and construction Maricopa County ranked #1 in U.S. for population growth in 2016 - U.S. Census Bureau March 2017 Scottsdale ranked best place in the U.S. to find a new job in 2017; 4 other valley cities ranked in Top 20 - WalletHub January 2017 Housing construction on pace to have its best year since 2007 Vacancy rates in office and retail space have fallen to pre-recessionary levels 0 10,000 20,000 30,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Single Family Multifamily Single Family & Multifamily Housing Permits Maricopa County

Powering Growth, Delivering Value30 RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $6.5 $6.8 $8.2 $1.4 $1.4 $1.8 2015 2016 2017 2018 2019 APS Rate Base Growth Year-End ACC FERC Total Approved Rate Base Projected ACC FERC Rate Effective Date 8/19/2017 6/1/2017 Test Year Ended 12/31/20151 12/31/2016 Rate Base $6.8B $1.4B Equity Layer 55.8% 55% Allowed ROE 10.0% 10.75% 1 Adjusted to include post test-year plant in service through 12/31/2016 83% 17% Generation & Distribution Transmission Rate base $ in billions, rounded

Powering Growth, Delivering Value31 Credit Ratings • A- or equivalent ratings or better at S&P, Moody’s and Fitch 2017 Major Financing Activities • $300 million 10-year 2.95% APS senior unsecured notes issued September 2017 • $250 million re-opening in March of APS’s outstanding 4.35% senior unsecured notes due November 2045 • Expect up to $350 million of long-term debt issuance at PNW (including refinancing of its $125 million term loan) 2018 Major Financing Activities • Currently expect up to $400 million of long-term debt issuance at APS We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. BALANCE SHEET STRENGTH $50 $600 $250 $125 $- $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule

Powering Growth, Delivering Value32 2017 RATE REVIEW ORDER* EFFECTIVE AUGUST 19, 2017 Key Financial Proposals – Base Rate Changes Annualized Base Rate Revenue Changes ($ millions) Non-fuel, Non-depreciation Base Rate Increase $ 87.2 Decrease fuel and Purchased Power over Base Rates (53.6) Increase due to Changes in Depreciation Schedules 61.0 Total Base Rate Increase $ 94.6 Key Financial Assumptions Allowed Return on Equity 10.0% Capital Structure Long-term debt 44.2% Common equity 55.8% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months *The ACC’s decision is subject to appeals.

Powering Growth, Delivering Value33 Key Proposals – Revenue Requirement Four Corners • Cost deferral order from in-service dates to incorporation of SCRs in rates using a step-increase no later than January 1, 2019 Ocotillo Modernization Project • Cost deferral order from in-service dates to effective date in next rate case Power Supply Adjustor (PSA) • Modified to include certain environmental chemical costs and third-party battery storage Property Tax Deferral • Defer for future recovery the Arizona property tax expense above or below the test year rate Key Proposals – Rate Design Lost Fixed Cost Recovery (LFCR) • Modified to be applied as a capacity (demand) charge per kW for customer with a demand rate and as a kWh charge for customers with a two-part rate without demand Environmental Improvement Surcharge (EIS) • Increased cumulative per kWh cap rate from $0.00016 to a new rate of $0.00050 and include a balancing account Time-of-Use Rates (TOU) • Modified on-peak period for residential, and extra small through large general service to 3:00 pm – 8:00 pm weekdays • After September 1, 2018, a new TOU rate will be the standard rate for all new customers (except small use) Distributed Generation • New DG customers eligible for TOU rate with Grid Access Charge or Demand rates • Resource Comparison Proxy (RCP) for exported energy of $0.129/kWh in year one APS Solar Communities • New program for utility-owned solar distributed generation, recoverable through the Renewable Energy Adjustment Clause (RES), to be no less than $10 million per year, and not more than $15 million per year Other Considerations Rate Case Moratorium • No new general rate case application before June 1, 2019 (3-year stay-out) Self-Build Moratorium • APS will not pursue any new self-build generation (with exceptions) having an in-service date prior to January 1, 2022 (extended to December 31, 2027 for combined-cycle generating units) unless expressly authorized by the ACC 2017 RATE REVIEW ORDER* EFFECTIVE AUGUST 19, 2017 *The ACC’s decision is subject to appeals.

Powering Growth, Delivering Value34 OCOTILLO MODERNIZATION PROJECT AND FOUR CORNERS SCRs Ocotillo Modernization Project Four Corners SCRs In-Service Dates Units 6, 7 – Fall 2018 Units 3, 4 and 5 – Spring 2019 Unit 5 – Late 2017 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $45 million (through 2019) $30 million (through 2018) Accounting Deferral − Cost deferral from date of commercial operation to the effective date of rates in next rate case − Includes depreciation, O&M, property taxes, and capital carrying charge1 − Cost deferral from time of installation to incorporation of the SCR costs in rates using a step increase beginning in 2019 − Includes depreciation, O&M, property taxes, and capital carrying charge1 • Included in the 2017 Rate Review Order*, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installing Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards 1 APS will calculate the capital carrying charge using the 5.13% embedded cost of debt established in the 2017 Rate Review Order. *The ACC’s decision is subject to appeals.

Powering Growth, Delivering Value35 Term to January 2019 Other State Officials ARIZONA CORPORATION COMMISSION * Term limited - elected to four-year terms (limited to two consecutive) **Governor Doug Ducey appointed Justin Olson to fill the remainder of former Commissioner Doug Little’s term. ACC Executive Director – Ted Vogt RUCO Director – David Tenney Terms to January 2020 Justin Olson (R)** Bob Burns (R)* Andy Tobin (R) Tom Forese (R) Chairman Boyd Dunn (R)

2017 KEY DATES

ACC Key Dates / Docket #	Q1	Q2	Q3	Q4
Key Recurring Regulatory Filings				
Lost Fixed Cost Recovery **E-01345A-11-0224**	Jan 15			
Transmission Cost Adjustor **E-01345A-11-0224**		May 15		
2018 DSM/EE Implementation Plan **E-01345A-17-0134**			Sep 1	Decision expected by end of 2017
2018 RES Implementation Plan **E-01345A-17-0224**			Jul 1	Decision expected by end of 2017
APS Rate Case **E-01345A-16-0036**			Aug 18: Decision No. 76295 Aug 19: Effective Date of Rates	
Resource Planning and Procurement **E-00000V-15-0094**		Apr 10: Final 2017 IRP		Nov 1: Staff Report Due
Inquiry into the Role of Forest Bioenergy in Arizona **E-00000Q-17-0138**				Nov 18: Report Due; Dec 5: Workshop
Review and Modification of Current Net Metering Rules **RE-00000A-17-0260**				Oct 18: Staff Report filed; Draft Rules and Workshop TBD
Proposed Rulemaking Regarding Interconnection of DG Facilities **E-00000A-07-0609**			Sep 6: Draft Rules issued	Nov 6: Workshop
Evaluating Arizona Current and Future Baseload Security **E-00000Q-17-0293**				Nov 9: Workshop

Other Key Dates	Q1	Q2	Q3	Q4
Arizona State Legislature	In session Jan 9 – May 10 (Adjourned)			

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REGULATORY MECHANISMS

We have achieved a supportive regulatory structure and improvements in cost recovery timing

Mechanism	Adopted / Last Adjusted	Description
Power Supply Adjustor ("PSA")	April 2005 / August 2017	• Recovers variance between actual fuel and purchased power costs and base fuel rate • Includes forward-looking, historical and transition components
Renewable Energy Surcharge ("RES")	May 2008 / August 2017	• Recovers costs related to renewable initiatives • Collects projected dollars to meet RES targets • Provides incentives to customers to install distributed renewable energy
Demand-Side Management Adjustment Clause ("DSMAC")	April 2005 / August 2017	• Recovers costs related to energy efficiency and DSM programs above $20 million in base rates • Provides performance incentive to APS for net benefits achieved • Provides conservation education, rebates and other incentives to participating customers
Environmental Improvement Surcharge ("EIS")	July 2007 / August 2017	• Allows recovery of certain carrying costs for government-mandated environmental capital projects • Capped at $0.00050/kWh (up to $14 million annually)
Transmission Cost Adjustor ("TCA")	April 2005 / August 2017	• Recovers FERC-approved transmission costs related to retail customers • Resets annually as result of FERC Formula Rate process (see below)
FERC Formula Rates	2008 / June 2017	• Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data
Lost Fixed Cost Recovery ("LFCR")	July 2012 / August 2017	• Mitigates loss of portion of fixed costs related to ACC-approved energy efficiency and distributed renewable generation programs

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Powering Growth, Delivering Value38 • FERC Formula Rates adopted in 2008 • Adjusted annually with 10.75% allowed ROE • Based on FERC Form 1 and projected closings – Update filed each May – Annual rate true-up compares projected revenue requirement to actual, with variance incorporated into next annual update – Balancing account added as part of the 2017 Rate Review Order • Retail portion flows through ACC Transmission Cost Adjustor (TCA) REGULATORY MECHANISMS (TCA) We have achieved constructive transmission rate treatment with annual adjustments As Filed 2017 2016 2015 Annual Rate Increase Rate Effective Date Annual Rate Increase Rate Effective Date Annual Rate Increase Rate Effective Date Retail Portion (TCA) $37M 6/1/2017 $25M 6/1/2016 ($7M) 6/1/2015 Wholesale Portion ($2M) 6/1/2017 -- 6/1/2016 ($11M) 6/1/2015 Total Increase (Decrease) $35M $25M ($18M) Equity Ratio 55% 56% 58% Rate Base (Year-End) $1.5B $1.4B $1.3B Test Year 2016 2015 2014

REGULATORY MECHANISMS (TCA)

We have achieved constructive transmission rate treatment with annual adjustments



2016
2017
JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC
2016 Rates
(Including True-Up)
2017 Rates
(Including True-Up)
2016 Revenue
2017 Revenue
Quarterly True-Ups
Quarterly True-Ups
~5/1 File FERC Form 1
6/1 Rate Goes Into Effect
~5/15 File TCA/Post FERC Rate
~5/1 File FERC Form 1
6/1 Rate Goes Into Effect
~5/15 File TCA/Post FERC Rate

- 2012 Rate Review Order resulted in the TCA becoming an automatic adjustor
- 2017 Rate Review Order included the addition of a balancing account
- Quarterly true-ups can occur throughout the year

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REGULATORY MECHANISMS (LFCR)

Lost Fixed Cost Recovery

- Lost Fixed Cost Recovery (LFCR) was implemented as part of the July 2012 settlement
  - Estimated to offset 30-40% of revenues lost due to ACC-mandated energy efficiency (EE) and distributed renewable generation (DG) initiatives
- 2017 Rate Review Order changed the annual filing date to February 15th with new rates expected to be in effect 1st billing cycle in May based on the EE and DG savings from the preceding calendar year
  - Subject to an annual 1% year-over-year cap based on applicable company revenues
- Revenue accrued each month as it is earned, creating a regulatory asset since the rates lag



2017 Revenue
2016 Revenue
2015 Revenue
2014 Revenue
2013 Revenue
2012 Revenue
Rate Recovery
2012
2013
2014
2015
2016
2017

	2013 ACC Order	2014 ACC Order	2015 ACC Order	2016 ACC Order	2017 ACC Order
Rates Effective	March 2013	March 2014	March 2015	May 2016	April 2017
LFCR Rate	0.2%	0.95%	1.46%	1.71%	2.30%
Residential rate per lost kWh	$0.031	$0.031	$0.031	$0.031	$0.025
Non-residential rate per lost kWh	$0.023	$0.023	$0.023	$0.023	$0.025
LFCR Adjustment (Annualized)	$5.1 Million	$25.4 Million	$38.5 Million	$46.4 Million	$63.7 Million
LFCR Revenue (Accrued in prior year)	$7.3 Million(1)	$22.6 Million	$34.5 Million	$46.0 Million	$62.2 Million

(1) Represents six months in 2012.

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ENVIRONMENTAL PLAN

Regional Haze compliance is the biggest driver of environmental spend over the next few years

	Regional Haze / BART (SCR)	Coal Combustion Residuals
EPA Ruling	Announced in 1999, with site-specific requirements announced more recently	Announced on December 19, 2014 (Subtitle D)
Four Corners Units 4 & 5	Approximately $400M for SCRs in 2016-2018 (does not include CAPEX related to 4CA 7% interest).	APS estimates its share of incremental costs to comply with the CCR rule for Four Corners is approximately $22 million, and its share of incremental costs for Cholla is approximately $20 million. APS expects to incur certain of these costs during 2016-2018 timeframe.
Cholla Units 1-3	On April 26, 2017, APS's BART Reassessment for Cholla took effect, which avoids the need for additional pollution controls. This BART compliance approach required the closure of Unit 2 by April 2016 and the cessation of coal-burning for Units 1 and 3 by April 2025.	
Navajo Units 1-3[1]	Up to ~$200M for SCRs and baghouses.	Approximately $1M

[1] On February 13, 2017, the co-owners of the Navajo Plant voted not to pursue continued operation beyond December 2019, the expiration of the current lease term.

Note: Dollars shown at ownership. Estimates as of September 30, 2017.

- Cholla: Unit 1 is not BART-eligible; Unit 2 retired on October 1, 2015; Unit 4 is owned by PacifiCorp.
- SO_2 NAAQS and greenhouse gas-related costs will be determined based upon EPA rule makings, with no spend occurring before 2016.
- ACI = Activated Carbon Injection; NAAQS = National Ambient Air Quality Standard; SCR = Selective Catalytic Reduction control technology

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COAL FLEET STRATEGY

APS's proactive approach to reducing emissions leads to coal's expected share of the energy mix being reduced to 11% (970 MW)



Percent of Portfolio MWh
25%
21%
26%
12%
13%
3%
2017
17%
11%
33%
18%
13%
8%
2032
Nuclear
Coal
Gas
RE + DE
EE
Short-Term Market Purchase

Emissions

- 820 MW of coal has been retired including 560 MW at Four Corners Units 1-3 in 2013 and 260 MW at Cholla Unit 2 as of October 1, 2015.
- **Four Corners:** The 2013 transaction to purchase Southern California Edison's ownership in Units 4 and 5 led to the closure of units 1, 2 & 3. We are currently installing $400 million in pollution control equipment on Units 4 and 5 which will reduce NOx emissions by more than 80%.
- **Cholla Power Plant:** Closure of Unit 2 as of October 1, 2015 reduced the site's mercury emissions by 73%, and reduced the plant's criteria pollutants and carbon emissions by 26%. As part of an agreement with the EPA, we are also required to cease burning coal in Units 1 and 3 by April 2025.
- **Navajo Generating Station:** On February 13, 2017, the co-owners voted not to pursue continued operation of the plant beyond December 2019, the expiration of the current lease term.

Note: RE = Renewable Energy; DE = Distributed Energy; EE = Energy Efficiency

Data shown is based on the 2017 Integrated Resource Plan filed April 10, 2017.

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Powering Growth, Delivering Value43 WATER STRATEGY APS, and Palo Verde in particular, has provided national and international leadership on the use of reclaimed water for power generation 74% 13% 13% Reclaimed Water Groundwater Surface Water APS 2016 Fleet Water Use By Source Type Vision: APS continues to strive for sustainable and cost-effective water supplies for energy production for APS customers. Mission: To execute a strategic water resource management program that provides APS timely and reliable information to manage our water resources portfolio efficiently and effectively, and helps ensure long-term water supplies and water contingency plans for each of our facilities, even in times of extended drought. • Each APS power plant has a unique water strategy, developed to promote efficient and sustainable use of water. In 2016, we reduced groundwater use by 28% compared to 2014 usage, far surpassing our goal of 8%. Water Usage and Intensity: Over the next 10 years, our goal is to reduce water intensity company-wide by 20% compared to a 2014 baseline. Our current initiatives include: • Reducing consumption of non-renewable water resources by 10% in 2017 over 2014 baseline, and • Reducing consumption of non-renewable water resources by 12% in 2018 over 2014 baseline. Palo Verde Generating Station: The only nuclear power plant in the world that is not located next to a large body of water. Instead, it uses treated effluent, or wastewater, from several area municipalities, recycling approximately 20 billion gallons of wastewater each year Ocotillo Modernization Project: State-of-the-art hybrid cooling technology for new units being constructed will decrease water use from 900 gallons per MWh to 140 per gallon per MWh, a reduction of more than 80%.

GENERATION PORTFOLIO*

	Plant	Location	No. of Units	Dispatch	COD	Ownership Interest[1]	Net Capacity (MW)
NUCLEAR 1,146 MW	Palo Verde	Wintersburg, AZ	3	Base	1986-1989	29.1%	1,146
COAL 1,672 MW	Cholla	Joseph City, AZ	2	Base	1962-1980	100	387
	Four Corners	Farmington, NM	2	Base	1969-1970	63	970
	Navajo	Page, AZ	3	Base	1974-1976	14	315
GAS - COMBINED CYCLE 1,871 MW	Redhawk	Arlington, AZ	2	Intermediate	2002	100	984
	West Phoenix	Phoenix, AZ	5	Intermediate	1976-2003	100	887
GAS - STEAM TURBINE 220 MW	Ocotillo	Tempe, AZ	2	Peaking	1960	100	220
GAS / OIL COMBUSTION TURBINE 1,088 MW	Sundance	Casa Grande, AZ	10	Peaking	2002	100	420
	Yucca	Yuma, AZ	6	Peaking	1971-2008	100	243
	Saguaro	Red Rock, AZ	3	Peaking	1972-2002	100	189
	West Phoenix	Phoenix, AZ	2	Peaking	1972-1973	100	110
	Ocotillo	Tempe, AZ	2	Peaking	1972-1973	100	110
	Douglas	Douglas, AZ	1	Peaking	1972	100	16
SOLAR 239 MW	Hyder & Hyder II	Hyder, AZ	-	As Available	2011-2013	100	30
	Paloma	Gila Bend, AZ	-	As Available	2011	100	17
	Cotton Center	Gila Bend, AZ	-	As Available	2011	100	17
	Chino Valley	Chino Valley, AZ	-	As Available	2012	100	19
	Foothills	Yuma, AZ	-	As Available	2013	100	35
	Distributed Energy	Multiple AZ Facilities	-	As Available	Various	100	25
	Gila Bend	Gila Bend, AZ	-	As Available	2015	100	32
	Luke Air Force Base	Glendale, AZ	-	As Available	2015	100	10
	Desert Star	Buckeye, AZ	-	As Available	2015	100	10
	Red Rock	Red Rock, AZ	-	As Available	2016	100	40
	Various	Multiple AZ Facilities	-	As Available	1996-2006	100	4
	Total Generation Capacity						6,236 MW

* As disclosed in 2016 Form 10-K. [1] Includes leased generation plants

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PURCHASED POWER CONTRACTS*

	Contract	Location	Owner/ Developer	Status[1]	PPA Signed	COD	Term (Years)	Net Capacity (MW)
SOLAR 310 MW	Solana	Gila Bend, AZ	Abengoa	IO	Feb-2008	2013	30	250
	RE Ajo	Ajo, AZ	Duke Energy Gen Svcs	IO	Jan-2010	2011	25	5
	Sun E AZ 1	Prescott, AZ	SunEdison	IO	Feb-2010	2011	30	10
	Saddle Mountain	Tonopah, AZ	SunEdison	IO	Jan - 2011	2012	30	15
	Badger	Tonopah, AZ	PSEG	IO	Jan-2012	2013	30	15
	Gillespie	Maricopa County, AZ	Recurrent Energy	IO	Jan-2012	2013	30	15
WIND 289 MW	Aragonne Mesa	Santa Rosa, NM	Ingifen Asset Mgmt	IO	Dec-2005	2006	20	90
	High Lonesome	Mountainair, NM	Foresight / EME	IO	Feb-2008	2009	30	100
	Perrin Ranch Wind	Williams, AZ	NextEra Energy	IO	Jul-2010	2012	25	99
GEOTHERMAL 10 MW	Salton Sea	Imperial County, CA	Cal Energy	IO	Jan-2006	2006	23	10
BIOMASS 14 MW	Snowflake	Snowflake, AZ	Novo Power	IO	Sep-2005	2008	15	14
BIOGAS 6 MW	Glendale Landfill	Glendale, AZ	Glendale Energy LLC	IO	Jul-2008	2010	20	3
	NW Regional Landfill	Surprise, AZ	Waste Management	IO	Dec-2010	2012	20	3
INTER-UTILITY 540 MW	PacifiCorp Seasonal Power Exchange	-	PacifiCorp	IO	Sep-1990	1991	30	480
	Not Disclosed	Not Disclosed	Not Disclosed	IO	May-2009	2010	10	60
CONVENTIONAL TOLLING 1,639 MW	CC Tolling	Not Disclosed	Not Disclosed	IO	Mar-2006	2007	10	514
	CC Tolling	Not Disclosed	Not Disclosed	IO	Aug-2007	2010	10	560
	CC Tolling	Arlington, AZ	Arlington Valley	IO	Dec-2016	2020	6	565
DEMAND RESPONSE 25 MW	Demand Response	Not Disclosed	Not Disclosed	IO	Sep-2008	2010	15	25
	Total Contracted Capacity							2,833 MW

* As disclosed in 2016 Form 10-K. [1] UD = Under Development; UC = Under Construction; IO = In Operation

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Powering Growth, Delivering Value46 NON-GAAP MEASURE RECONCILIATION $ millions pretax Operating revenues* 3,540$ - 3,600$ Fuel and purchased power expenses* (1,010) - (1,020) Gross margin 2,530 - 2,580 Adjustments: Renewable energy and demand side management programs (80) - (80) Adjusted gross margin 2,450$ - 2,500$ Operations and maintenance* 910$ - 930$ Adjustments: Renewable energy and demand side management programs (80) - (80) Adjusted operations and maintenance 830$ - 850$ * Line items from Consolidated Statements of Income 2017 Guidance

Powering Growth, Delivering Value47 NON-GAAP MEASURE RECONCILIATION $ millions pretax Operating revenues* 3,790$ - 3,850$ Fuel and purchased power expenses* (1,090) - (1,100) Gross margin 2,700 - 2,750 Adjustments: Renewable energy and demand side management programs (90) - (90) Adjusted gross margin 2,610$ - 2,660$ Operations and maintenance* 950$ - 970$ Adjustments: Renewable energy and demand side management programs (90) - (90) Adjusted operations and maintenance 860$ - 880$ * Line items from Consolidated Statements of Income 2018 Guidance

Powering Growth, Delivering Value48 INVESTOR RELATIONS CONTACTS Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Chalese Haraldsen (602) 250-5643 chalese.haraldsen@pinnaclewest.com Michelle Clemente (602) 250-3752 michelle.clemente@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com